(PPP LOGO)
                             CASH RESERVE PORTFOLIO
                                 CLASS X SHARES
                                 (RETAIL CLASS)


                                  ------------

                                 ANNUAL REPORT
                                TO SHAREHOLDERS


                               DECEMBER 31, 1996
                                  ------------

                                   (PPP LOGO)
                             CASH RESERVE PORTFOLIO
                                 CLASS Y SHARES
                             (INSTITUTIONAL CLASS)


                                  ------------

                                 ANNUAL REPORT
                                TO SHAREHOLDERS


                               DECEMBER 31, 1996
                                  ------------

CASH RESERVE PORTFOLIO
                         ANNUAL REPORT TO SHAREHOLDERS


                                                               February 24, 1997
Dear Shareholder:

  Interest rates remained relatively stable throughout 1996. The Federal Reserve, while cutting the target Fed Funds rate from 5.50% to 5.25% during the first quarter of 1996, was steadfast in leaving the rate unchanged since that time. This consistency resulted in short term instruments trading in a very narrow interest rate range. The 90 day U.S. Treasury Bill yield opened the year at 5.07% and finished the year at 5.18%. Commercial paper rates were 5.45% at the beginning of the year and finished at 5.50%. Overall, the short term market remained relatively flat for the year.

  During the course of the year, the portfolio manager shifted the asset allocation from over fifty percent in government agency paper to a more traditional emphasis on top rated commercial paper. The asset allocation of the fund as of December 31, 1996 was 52% in A1/P1 commercial paper, 31% in U.S. government agency discount notes and the remaining 17% in an overnight repurchase agreement. None of the commercial paper was split rated nor raised any credit concerns with respect to the underlying issuer. Toward year end, the manager maintained a weighted average maturity of approximately 20 days.

  The fund began the year with $86,500,000 in total assets, increased to $134,500,000 as of June 30, 1996, and declined to $125,100,000 at year end. The seven day annualized yield for the Retail Class of shares, net of expense absorption, was 4.66% as of December 31, 1996 as compared to 5.04% as of December 31, 1995. The comparative average seven day annualized yields for the First Tier Money Market Fund category as measured by IBC Donoghue was 5.14% on December 29, 1995 and 4.78% on December 27, 1996. Much of the decline in rates can be attributed to the decline in the Fed Funds rate.

  We anticipate that the short term interest rate environment will be fairly stable in the first half of 1997, without significant changes in the overnight Fed Funds rate. As we move through the year, the manager intends to lengthen the average maturity slightly, but will maintain a shorter average life during the first quarter of 1997.

  In October, 1996 Price Waterhouse LLP ("Price Waterhouse") resigned as the independent accountant of the Cash Reserve Portfolio of Principal Preservation Portfolios, Inc. (the "Portfolio") and Arthur Andersen LLP ("Arthur Andersen") was then selected as the Funds' independent auditor. The Portfolio selection of Arthur Andersen as its independent auditor was approved by the Funds' Board of Directors.

  The reports on the financial statements prepared by Price Waterhouse for the fiscal years ended December 31, 1995 for the Portfolio did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Portfolios' two most recent fiscal years and up to and including October, 1996, there were no disagreements between the Funds and Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Price Waterhouse would have caused it to make reference to the subject matter or the disagreement(s) in its report.

                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

The accompanying report is intended for the existing shareholders of Principal Preservation. It does not constitute an offer to sell. Any investor wishing to receive more information about the portfolios should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

CASH RESERVE PORTFOLIO

                         ANNUAL REPORT TO SHAREHOLDERS

                                                               February 24, 1997
Dear Shareholder:

  Interest rates remained relatively stable throughout 1996. The Federal Reserve, while cutting the target Fed Funds rate from 5.50% to 5.25% during the first quarter of 1996, was steadfast in leaving the rate unchanged since that time. This consistency resulted in short term instruments trading in a very narrow interest rate range. The 90 day U.S. Treasury Bill yield opened the year at 5.07% and finished the year at 5.18%. Commercial paper rates were 5.45% at the beginning of the year and finished at 5.50%. Overall, the short term market remained relatively flat for the year.

  During the course of the year, the portfolio manager shifted the asset allocation from over fifty percent in government agency paper to a more traditional emphasis on top rated commercial paper. The asset allocation of the fund as of December 31, 1996 was 52% in A1/P1 commercial paper, 31% in U.S. government agency discount notes and the remaining 17% in an overnight repurchase agreement. None of the commercial paper was split rated nor raised any credit concerns with respect to the underlying issuer. Toward year end, the manager maintained a weighted average maturity of approximately 20 days.

  The fund began the year with $86,500,000 in total assets, increased to $134,500,000 as of June 30, 1996, and declined to $125,100,000 at year end. The seven day annualized yield for the Institutional Class of shares, net of expense absorption, was 5.05% as of December 31, 1996 as compared to 5.33% as of December 31, 1995. The comparative average seven day annualized yields for the Institutional Money Market Fund category as measured by IBC Donoghue was 5.35% on December 29, 1995 and 5.04% on December 27, 1996. Much of the decline in rates can be attributed to the decline in the Fed Funds rate.

  We anticipate that the short term interest rate environment will be fairly stable in the first half of 1997, without significant changes in the overnight Fed Funds rate. As we move through the year, the manager intends to lengthen the average maturity slightly, but will maintain a shorter average life during the first quarter of 1997.

  In October, 1996 Price Waterhouse LLP ("Price Waterhouse") resigned as the independent accountant of the Cash Reserve Portfolio of Principal Preservation Portfolios, Inc. (the "Portfolio") and Arthur Andersen LLP ("Arthur Andersen") was then selected as the Funds' independent auditor. The Portfolio selection of Arthur Andersen as its independent auditor was approved by the Funds' Board of Directors.

  The reports on the financial statements prepared by Price Waterhouse for the fiscal years ended December 31, 1995 for the Portfolio did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Portfolios' two most recent fiscal years and up to and including October, 1996, there were no disagreements between the Funds and Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Price Waterhouse would have caused it to make reference to the subject matter or the disagreement(s) in its report.

                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

The accompanying report is intended for the existing shareholders of Principal Preservation. It does not constitute an offer to sell. Any investor wishing to receive more information about the portfolios should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

CASH RESERVE PORTFOLIO
CLASS X SHARES (RETAIL CLASS)
FINANCIAL HIGHLIGHTS

                                                                                                          FOR THE PERIOD
                                                                                                           APRIL 5, 1993
                                                                                                           (COMMENCEMENT
                                                                                                          OF OPERATIONS)
                                                            FOR THE YEARS ENDED DECEMBER 31,             TO DECEMBER 31,
                                                     --------------------------------------
                                                        1996           1995           1994                          1993
                                                     -------        -------       --------               ---------------
(Selected data for each share of the Fund
outstanding throughout the periods)

Net asset value, beginning of period                   $1.00          $1.00          $1.00                         $1.00
                                                     -------        -------       --------                      --------
Income from investment operations:
  Net investment income                                 0.05           0.05           0.04                          0.02
Less distributions:
  Dividends from net investment income                (0.05)         (0.05)         (0.04)                        (0.02)
                                                     -------        -------       --------                      --------
Net asset value, end of period                         $1.00          $1.00          $1.00                         $1.00
                                                    ========       ========       ========                      ========

Total investment return (b)<F2>                        4.78%          5.32%          3.64%                     2.99% (a)<F1>
Ratios/Supplemental Data:
  Net assets, end of period (nearest thousand)       $89,946        $86,590        $52,593                       $47,768
  Ratio of expenses to average net assets (c)<F3>      0.78%          0.79%          1.05%                     1.03% (a)<F1>
  Capital contributions (d)<F4>                           --          0.06%             --                            --
  Ratio of net investment income
    to average net assets (c)<F3>                      4.73%          5.23%          3.62%                     2.73% (a)<F1>

Prior to 1996, the assets of the Cash Reserve Portfolio were invested in the Prime Money Market Portfolio ("Prime") of The Prime Portfolios. At the opening of business on January 1, 1996, the assets of Prime were liquidated and transferred to the Principal Preservation Cash Reserve Portfolio ("Fund"). At that time, Classes were established for the Cash Reserve Portfolio, Class X
(Retail) and Class Y (Institutional). Assets of Prime which previously were attributed to the Fund were allocated to the Fund's Class X(Retail) shares.
Information as of and results for periods ended prior to January 1, 1996 reflect the Fund's investments in Prime. Results for the year ended December 31, 1996 reflect the new dual class structure.

(a)<F1>Annualized.
(b)<F2>Prior to 1996, the advisers to Prime made capital contributions to offset losses in securities. Had the advisers not made capital contributions, the adjusted annualized total returns would have been 5.26% and 1.91% for 1995 and 1994, respectively.
(c)<F3>Prior to 1996, the ratio reflects the Fund's share of Prime's expenses as well as voluntary waivers of fees and expense reimbursements by Prime's adviser.
For the year ended December 31, 1996, the Fund's adviser and administrator voluntarily waived a portion of their fees. Without these voluntary waivers and expense reimbursements, the annualized ratios of net investment income and expenses to average net assets would have been as follows:

                                                               FOR THE PERIOD
                                                                APRIL 5, 1993
                                                                (COMMENCEMENT
                                                               OF OPERATIONS)
                             FOR THE YEARS ENDED DECEMBER 31,  TO DECEMBER 31,
                             --------------------------------
                                     1996      1995      1994            1993
                                   ------    ------    ------  --------------
Ratio of expenses to
  average net assets                0.99%     1.16%     1.32%           1.32%
Ratio of net investment income
  to average net assets             4.63%     4.86%     3.35%           2.44%

(d)<F4>For the year ended December 31, 1995, the manner in which capital contributions are presented changed from the prior year as a result of a Securities and Exchange Commission Division of Investment Management letter clarifying the presentation of capital contributions. For the year ended
December 31, 1995, capital contributions were presented in the financial statements of both the Fund and Prime, whereas in 1994 capital contributions were presented only in Prime's financial statements.

    The accompanying notes are an integral part of the financial statements.


CASH RESERVE PORTFOLIO
CLASS Y SHARES (INSTITUTIONAL CLASS)
FINANCIAL HIGHLIGHTS

                                                           FOR THE YEAR ENDED
                                                            DECEMBER 31, 1996
                                                           ------------------
(Selected data for each share of the Fund outstanding throughout the periods)

Net asset value, beginning of period                                    $1.00
                                                                       ------
Income from investment operations:
  Net investment income                                                  0.05
Less distributions:
  Dividends from net investment income                                 (0.05)
                                                                      -------
Net asset value, end of period                                          $1.00
                                                                      =======
Total investment return                                                 5.20%
Ratios/Supplemental Data:
  Net assets, end of period (nearest thousand)                        $35,120
  Ratio of expenses to average net assets (a)<F5>                       0.34%
  Ratio of net investment income to average net assets (a)<F5>          4.95%

(a)<F5>For the year ended December 31, 1996, the adviser and administrator voluntarily waived a portion of their fees. Without these voluntary waivers, the annualized ratios would have been as follows:

  Ratio of expenses to average net assets                               0.54%
  Ratio of net investment income to average net assets                  4.75%

    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS:
 Investments in Securities, at amortized cost and value:
   U.S. Government and Agency Obligations                         $38,244,079
   Short Term Investments                                          86,857,176
 Interest Receivable                                                  131,629
 Investments Sold                                                      21,103
 Other Assets                                                          32,000
                                                                  -----------
 Total Assets                                                     125,285,987

LIABILITIES:
 Dividends payable (Retail Class X)                              $0
 Dividends payable (Institutional Class Y)                   95,531
 Accrued expenses                                           121,956
                                                          ---------
 Total Liabilities                                                    217,487
                                                                   ----------
NET ASSETS                                                       $125,068,500
                                                                   ==========

NET ASSETS CONSIST OF:
 Capital Stock                                                   $125,257,189
 Undistributed net investment income                                    1,898
 Accumulated net realized loss                                      (190,587)
                                                                   ----------
 Net Assets                                                      $125,068,500
                                                                   ==========

INSTITUTIONAL CLASS Y
 Net Assets (in 000's)                                                $35,121
 Shares Authorized                                                    200,000
 Shares Issued and Outstanding                                         35,184
 Net asset value and redemption price per share                         $1.00

RETAIL CLASS X
 Net Assets (in 000's)                                                $89,947
 Shares Authorized                                                    200,000
 Shares Issued and Outstanding                                         90,079
 Net asset value and redemption price per share                         $1.00

    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996


INVESTMENT INCOME:
 Interest income                                                   $6,994,714
                                                                   ----------
 Total investment income                                            6,994,714
                                                                    ---------
EXPENSES:
 Investment advisory fees                                 256,191
 Administration fees                                      192,145
 Shareholder service fees Class X                         223,602
 Distribution fees Class X                                134,161
 Professional fees                                        104,778
 Depository fees                                           62,415
 Directors fees                                            21,265
 Registration fees                                         30,295
 Transfer agent fees Class X                                1,460
 Transfer agent fees Class Y                                2,920
 Pricing                                                    4,468
 Printing and postage fees Class X                         24,820
 Printing and postage fees Class Y                          5,110
 Deferred organization expense                              7,696
 Miscellaneous expenses                                     6,128
                                                        ---------

 Total expenses                                         1,077,454
 Less:   Waiver by the Adviser/Administrator            (264,627)
                                                        ---------
 Net expenses                                                         812,827
                                                                   ----------
NET INVESTMENT INCOME                                               6,181,887
 Net realized loss on investments                                    (53,333)
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $6,128,554
                                                                   ==========

    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS


                                                          FOR THE     FOR THE
                                                       YEAR ENDED  YEAR ENDED
                                                     DECEMBER 31,DECEMBER 31,
                                                             1996        1995
                                                     ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment income                                 $6,181,887  $3,711,725
 Net realized loss on investments                        (53,333)    (14,488)
                                                      -----------  ----------
 Net increase in net assets resulting
   from operations                                      6,128,554   3,697,237

CAPITAL TRANSACTIONS:
 Proceeds from sales of shares                        436,903,589  92,866,961
 Reinvestment of dividends                              4,890,666   3,961,848
 Cost of shares redeemed                            (403,263,856)(62,832,764)
                                                      -----------  ----------
 Net increase in net assets resulting
   from share transactions                             38,530,399  33,996,045

DISTRIBUTIONS FROM NET INVESTMENT INCOME:
 Class X Shares                                       (4,204,427) (3,736,929)
 Class Y Shares                                       (1,975,562)          --
                                                      -----------  ----------
 Total distributions                                  (6,179,989) (3,736,929)

CAPITAL CONTRIBUTIONS                                          --      39,692
                                                      -----------  ----------
 Total increase in net assets                          38,478,964  33,996,045

NET ASSETS:
 Beginning of period                                   86,589,536  52,593,491
                                                      -----------  ----------
 End of period (including undistributed net
   investment income of $1,898
   and 0, respectively)                              $125,068,500 $86,589,536
                                                      ===========  ==========

    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996


NOTE 1 - ORGANIZATION

Principal Preservation Cash Reserve Portfolio (the "Fund") is a separate series of Principal Preservation Portfolios, Inc., (the "Company"), a Maryland corporation organized in 1984. The Fund's investment objective is to seek high current income to the extent consistent with stability of principal and the maintenance of liquidity. The Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on April 5, 1993. Class Yshares were first offered on January 1, 1996.

Through December 31, 1995, the Fund sought to achieve its investment objective by investing all the investable assets in the Prime Money Market Portfolio (the "Portfolio") a separate series of The Prime Portfolios, an open-end, diversified management investment company. Prime had the same investment objectives as the Fund.

Effective January 1, 1996, pursuant to an Agreement and Plan of Reorganization and Liquidation dated December 8, 1995, this master/feeder fund structure was unwound, and the Fund withdrew its investment in the Portfolio. The Fund was restructured to increase its authorized capital from 300 million to 400 million shares of the Company's authorized common stock, which were subdivided into two separate classes of 200 million shares each: Class X Common Stock (Retail Class) and Class Y Common Stock (Institutional Class). All shares of the Fund outstanding immediately prior to this restructuring were redesignated (without otherwise affecting their rights and preferences) as shares of the Retail Class. Financial statements and results of operations presented herein as of and for periods ended prior to January 1, 1996 reflect the performance of the Fund's investments through Prime.

Each class of shares has identical rights and privileges, except with respect to service organization fees and distribution fees paid by Class X Shares, voting rights on matters affecting a single Class of shares and the exchange privileges of each Class of shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Fund:

  a) VALUATION OF INVESTMENTS - Money market instruments are valued at amortized cost, which the Directors have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

  b) INTEREST INCOME - Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Fund, accrued ratably to the date of expected maturity. Premiums are amortized on the investments of the Fund, accrued ratably to the date of expected maturity.

  c) FEDERAL INCOME TAXES - The Fund intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is necessary. As of December 31, 1996, the Fund has Federal income tax capital loss carryforwards of $53,333 and $140,095 expiring in 2003 and 2002, respectively. It is management's intention to make no distribution of any future realized capital gains until its Federal income tax capital loss carry forward is exhausted.

  d) DEFERRED ORGANIZATION EXPENSES - Expenses incurred by Class X in connection with its organization and the initial public offering of its shares are being amortized by the Fund over the period of benefit, but not to exceed five years from the commencement of operations. These expenses were advanced by B.C. Ziegler and Company ("BCZ"), a wholly-owned subsidiary of The Ziegler Companies, Inc., who was reimbursed by the Fund.

  e) EXPENSE ALLOCATION - The Fund bears all costs of its operations other than expenses specifically assumed by BCZ. Expenses incurred by the Company with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except where allocations of direct expenses in each fund can otherwise be made fairly. Net investment income, including expenses, other than class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day.

  f) USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  g) OTHER - Investment transactions are accounted for on the date the security is purchased or sold. The Fund has investments in repurchase agreements, which are securities purchased from another party who agrees to repurchase the security within a specified time period at a specified price. It is the policy of the Fund to require the custodian bank to have legally segregated within the Federal Reserve/Treasury book-entry system, all securities held as collateral in support of the repurchase agreements. Procedures have been established by the Fund to monitor the market value of the collateral to ensure the existence of a proper level of collateral.

    Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of the collateral securities.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

  a) ADMINISTRATION FEES - Pursuant to an Administrative Services Agreement, Ziegler Asset Management, Inc. ("ZAMI"), a wholly-owned subsidiary of The Ziegler Companies, Inc., provides the Fund general office facilities and supervises the overall administration of the Fund. For these services, ZAMI receives a fee computed daily and payable monthly totalling 0.15% of average daily net assets up to $200 million, and 0.10% of such assets over $200 million. For the year ended December 31, 1996, the Fund incurred administration fees of $192,145. ZAMI voluntarily waived $264,627 of its collective advisory and administrative fees during the year ended December 31, 1996. This waiver may be discontinued at any time by ZAMI.

  b) INVESTMENT ADVISORY FEES - ZAMI is also the Investment Adviser to the Fund. For its services under the Investment Advisory Agreement, the advisor receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets. For the year ended December 31, 1996, the Fund incurred total Advisory fees of $256,191.

  c) DISTRIBUTION FEES - The Class X Retail Shares of the Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Fund to make payments to BCZ to reimburse BCZ for expenditures incurred in connection with the distribution of Class X shares to investors. Under the Plan, payments made by the Fund may not exceed 0.15% of average daily net assets of Class X shares. For the year ended December 31, 1996, the Fund incurred distribution fees aggregating $134,161.

  d) SHAREHOLDER SERVICING FEES - BCZ and certain other brokers and financial institutions serve as shareholder servicing agents for shareholder accounts opened and maintained through them by their customers in the Class X Retail Shares. Under this agreement, BCZ receives a fee of up to 0.25% of the Retail Class's average daily net assets representing shares owned by BCZ's customers and held in accounts serviced by BCZ. BCZ also serves as transfer and dividend disbursing agent for all shareholder accounts holding Class X shares which are not serviced separately by a shareholder servicing agent and for all shareholder accounts holding Class Y shares. Fees currently charged by BCZ to each class of shares for this service are $16 per shareholder account. For the year ended December 31, 1996, the Fund incurred shareholder servicing fees aggregating $223,602.

  e) DEPOSITORY FEES - The Fund has entered into an agreement with BCZ to provide the Fund with depository services. For these services, the Fund currently pays BCZ a fee based on average daily net assets, computed monthly, at an annual rate of 0.055% on the first $50 million of net assets, 0.035% on the next $150 million of such assets, 0.030% on the next $300 million and 0.025% on amounts over $500 million of such assets. For the year ended December 31, 1996, the Fund incurred total depository fees of $62,415.

  f) FUND ACCOUNTING FEES - The Fund has entered into an agreement with BCZ to provide the Fund with Accounting/Pricing services. For these services, the Fund currently pays BCZ a base fee of $15,000 and a fee based on average daily net assets, computed monthly at an annual rate of 0.04% on net assets between $50 million and $100 million, 0.03% on the next $100 million of such assets, and 0.01% on amounts over $200 million of such assets. For the year ended December 31, 1996, the Fund incurred total fund accounting fees of $45,625.

NOTE 4 - INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of U.S. Government securities, excluding all short-term securities, aggregated $12,048,957 and $28,288,207, respectively.

NOTE 5 - CAPITAL CONTRIBUTION

During the year ended December 31, 1995, BCA contributed capital to the Cash Reserve Portfolio to offset 1995 realized losses of $14,488 and 1994 realized losses of $25,204. Neither BCZ nor any of its affiliates received any shares of common stock or any other consideration in exchange for this contribution which further increased the assets of the Fund.

NOTE 6 - CAPITAL SHARE TRANSACTIONS

In connection with the restructuring described in Note 1, effective at the open of business on January 1, 1996 all previously outstanding shares of Cash Reserve Portfolio were reclassified as Class X Retail Shares. At the same time, Class Y Institutional Shares were issued in exchange for outstanding shares of Prospect Hill Prime Money Market Fund, a series of Prospect Hill Trust, which, like the Fund, prior to that time had invested all of its investable assets in Prime. Transactions in capital shares for the Fund, in thousands, were as follows:

                                      CLASS X          CLASS Y
                                      -------          -------
          SHARES OUTSTANDING
          AT DECEMBER 31, 1995         86,687                0
          Shares sold                  93,195          343,755
          Shares reinvested             4,204              686
          Shares redeemed            (94,007)        (309,257)
                                     --------        ---------
          SHARES OUTSTANDING
          AT DECEMBER 31, 1996         90,079           35,184
                                      =======         ========


CASH RESERVE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

   PRINCIPAL                                                            MATURITY  INTEREST               VALUE
      AMOUNT                                                                DATE      RATE           (NOTE 2A)
   ---------                                                            --------  --------           ---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 30.6%
  $2,000,000   U.S. Treasury Note                                        2/28/97    6.875%          $2,005,172
                                                                                                    ----------
               Total Treasuries                                                                      2,005,172
                                                                                                    ----------
FEDERAL FARM CREDIT BANK ("FFCB")
   3,000,000   FFCB Note                                                  3/3/97     4.950           2,998,890
                                                                                                    ----------
               Total Federal Farm Credit Bank                                                        2,998,890
                                                                                                    ----------
FEDERAL HOME LOAN BANK ("FHLB")
   2,155,000   FHLB Discount Note                                        1/30/97     5.270           2,145,851
   2,650,000   FHLB Discount Note                                         1/8/97     5.470           2,647,181
   3,000,000   FHLB Discount Note                                        1/28/97     5.410           2,987,827
   2,000,000   FHLB Note                                                  3/4/97     4.940           1,999,432
                                                                                                    ----------
               Total Federal Home Loan Bank                                                          9,780,291
                                                                                                    ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC")
   3,000,000   FHLMC Discount Note                                       1/31/97     5.320           2,986,700
   3,000,000   FHLMC Discount Note                                       1/14/97     5.280           2,994,280
   3,000,000   FHLMC Discount Note                                        1/8/97     5.350           2,996,879
                                                                                                    ----------
               Total Federal Home Loan Mortgage Corporation                                          8,977,859
                                                                                                    ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")
   1,500,000   FNMA Discount Note                                        1/14/97     5.270           1,497,145
   3,000,000   FNMA Discount Note                                        1/16/97     5.300           2,993,375
   2,000,000   FNMA Discount Note                                        1/24/97     5.400           1,993,100
   3,000,000   FNMA Discount Note                                         1/3/97     5.270           2,999,122
                                                                                                    ----------
               Total Federal National Mortgage Association                                           9,482,742
                                                                                                    ----------
STUDENT LOAN MARKETING ASSOCIATION ("SLMA")
   5,000,000   SLMA Discount Note                                         1/2/97     6.300           4,999,125
                                                                                                    ----------
               Total Student Loan Marketing Association                                              4,999,125
                                                                                                    ----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                                                        38,244,079
                                                                                                    ----------
  The accompanying notes to financial statements are an integral part of this schedule.




CASH RESERVE PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

   PRINCIPAL                                                            MATURITY  INTEREST               VALUE
      AMOUNT                                                                DATE      RATE           (NOTE 2A)
   ---------                                                            --------  --------           ---------
SHORT TERM -- 69.4%
COMMERCIAL PAPER
  $2,500,000   American General Finance Corporation                      1/31/97    5.500%          $2,488,542
   2,000,000   American General Finance Corporation                      1/21/97     5.310           1,994,100
   1,500,000   American General Finance Corporation                       1/6/97     5.310           1,498,894
   3,000,000   American Express Credit Corporation                        1/6/97     5.450           2,997,729
   3,000,000   American Express Credit Corporation                       1/30/97     5.330           2,987,119
   3,000,000   Associates Corporation                                    1/17/97     5.320           2,992,907
   3,000,000   Associates Corporation                                    1/15/97     5.320           2,993,793
   2,000,000   The CIT Group Holdings Corporation                         1/7/97     5.300           1,998,233
   2,000,000   The CIT Group Holdings Corporation                        2/13/97     5.410           1,987,076
   2,000,000   The CIT Group Holdings Corporation                        1/15/97     5.420           1,995,784
   3,000,000   Commercial Credit Corporation                             1/13/97     5.350           2,994,650
   3,000,000   Commercial Credit Corporation                             1/24/97     5.300           2,990,014
   3,000,000   E.I. du Pont de Nemours and Company                       1/22/97     5.260           2,990,795
   3,000,000   E.I. du Pont de Nemours and Company                        1/7/97     5.250           2,997,375
   4,000,000   Ford Motor Credit Corporation                              1/8/97     5.310           3,995,870
   2,000,000   Ford Motor Credit Corporation                             1/23/97     5.340           1,993,473
   3,000,000   General Electric Capital Corporation                      1/23/97     5.400           2,990,100
   3,000,000   General Electric Capital Corporation                      2/13/97     5.370           2,980,758
   3,000,000   Household Finance Corporation                             1/14/97     5.400           2,994,134
   3,000,000   Household Finance Corporation                             1/28/97     5.320           2,988,030
   3,500,000   Marshall & Ilsley Corporation                             1/30/97     5.360           3,484,888
   2,500,000   Marshall & Ilsley Corporation                              2/4/97     5.370           2,487,321
   3,000,000   Norwest Financial Corporation                              1/6/97     5.310           2,997,791
   3,000,000   Norwest Financial Corporation                             1/31/97     5.500           2,986,250
                                                                                                    ----------
               Total Commercial Paper                                                               65,805,626
                                                                                                    ----------
REPURCHASE AGREEMENT
  21,051,550   First Boston Corporation                                   1/2/97     6.500          21,051,550
                                                                                                    ----------
                 (Agreement dated 12/31/96, collateralized by
                 $19,840,000 par value in U.S. Treasury Notes
                 due 8/15/04, $21,580,650 market value)

               Total Repurchase Agreement                                                           21,051,550
                                                                                                    ----------
TOTAL SHORT TERM                                                                                    86,857,176
                                                                                                    ----------
Total Investments, at Amortized Cost                                                              $125,101,255
                                                                                                  ============

  The accompanying notes to financial statements are an integral part of this schedule.

CASH RESERVE PORTFOLIO

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
 Principal Preservation Portfolios, Inc. and the
 Shareholders of the Cash Reserve Portfolio:

  We have audited the accompanying balance sheet, including the schedule of investments, of the PRINCIPAL PRESERVATION PORTFOLIOS, INC. (a Maryland corporation) Cash Reserve Portfolio as of December 31, 1996, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for the year ended December 31, 1995 and all prior periods presented were audited by other auditors whose report dated February 26, 1996 expressed an unqualified opinion.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the depositories, banks and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Principal Preservation Portfolios, Inc. Cash Reserve Portfolio as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin,
January 17, 1997.

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   R.D. Ziegler, Chairman, Director
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   John Lauderdale, Vice President of Marketing
   S. Charles O'Meara, Secretary
   Marc Dion, Vice President

INVESTMENT ADVISOR AND ADMINISTRATOR
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, DEPOSITORY, TRANSFER AND DIVIDEND
DISBURSING AGENT, ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

COUNSEL
   Quarles & Brady
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202


This report has been prepared for the information of shareholders of Principal Preservation Portfolios, Inc. Cash Reserve Portfolio, and may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP 178-2/97

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   R.D. Ziegler, Chairman, Director
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   John Lauderdale, Vice President of Marketing
   S. Charles O'Meara, Secretary
   Marc Dion, Vice President

INVESTMENT ADVISOR AND ADMINISTRATOR
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, DEPOSITORY, TRANSFER AND DIVIDEND
DISBURSING AGENT, ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

COUNSEL
   Quarles & Brady
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

This report has been prepared for the information of shareholders of Principal Preservation Portfolios, Inc. Cash Reserve Portfolio, and may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP 809-2/97